UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2024

KeyCorp

(Exact name of registrant as specified in charter)

001-11302
(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H)	KEY PrL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

KeyCorp (the “Company”) is filing this amendment (this “Amendment”) to the Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on December 31, 2024 (the “Original Form 8-K”) solely for the purpose of correcting a scrivener’s error contained in the table set forth under the caption “Capital and Earnings Improvement Awards” under Item 5.02 of the Original Form 8-K. The error related to the value of the Capital and Earnings Improvement Awards granted to each of Andrew J. “Randy” Paine and Angela G. Mago. No other changes are being made to any other disclosure contained in the Original Form 8-K. All defined terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Capital and Earnings Improvement Awards

On December 30, 2024, the Compensation and Organization Committee of the Board (the “Compensation Committee”) granted share-settled performance-based equity awards (the “Capital and Earnings Improvement Awards” or, the “Awards”) under the Company’s Amended and Restated 2019 Equity Plan to the Company’s executive leadership team, including, but not limited to, each of its named executive officers: (i) Christopher M. Gorman, Chairman and Chief Executive Officer; (ii) Clark Khayat, Chief Financial Officer, (iii) Andrew J. “Randy” Paine, Head of Institutional Bank; (iv) Angela G. Mago, Chief Human Resources Officer; and (v) Amy G. Brady, Chief Information Officer. The Compensation Committee granted the Awards to increase long-term Company stock ownership levels by the executives and retain the talent the Company needs to continue to generate and deliver long-term shareholder value from the Scotiabank strategic minority investment.

Vesting of the Awards will occur in January 2027 based on the extent to which the Company satisfies certain regulatory capital requirements, as well as pre-determined cumulative earnings per share goals and marked CET-1 capital goals during the two-year period that begins January 1, 2025 and ends December 31, 2026. The maximum payout level for the Awards is 150% of target. The Compensation Committee has capped the total value realizable by any individual executive under an Award equal to 250% of the target grant value. Any shares vesting under the Awards are subject to a one-year holding period.

The value of each named executive officer’s Award is as follows (shown at target award levels):

Named Executive Officer	Target Grant ($ value)
Christopher M. Gorman	$7,570,295
Clark Khayat	$2,928,983
Andrew J. “Randy” Paine	$2,613,551
Angela G. Mago	$1,982,688
Amy G. Brady	$1,622,199

The foregoing description of the Awards does not purport to be complete and is qualified in its entirety by reference to the form of Award Agreement, a copy of which was filed as Exhibit 10.1 to the Original Form 8-K, and the terms of which are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
Date: January 3, 2025

/s/ Andrea R. McCarthy
Name: Andrea R. McCarthy
Title: Assistant Secretary